UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2013

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172-0172
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855-979-2012

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

References in this document to “WPX Energy,” “we,” “us,” “our,” or the “Company” refer to WPX Energy, Inc.

In connection with meetings with investors and investment analysts on January 8, 2013, WPX Energy is reaffirming (1) its 2012 production goal of 1,380 million cubic feet equivalent average per day, and (2) its expectation for 2012 adjusted EBITDAX of $1 billion to $1.05 billion. WPX Energy expects its 2012 capital spending to approximate $1.5 billion, including amounts for land purchases in oil-focused properties. WPX Energy has not yet closed its books for the 2012 fiscal year and directs interested parties to the forward-looking statements set forth below.

About WPX Energy, Inc.

WPX Energy is an exploration and production company focused on developing its significant oil and gas reserves, particularly in the liquids-rich Piceance Basin, the Bakken and Three Forks oil shales and the Marcellus Shale. WPX also has domestic operations in the San Juan and Powder River basins, as well as a 69 percent interest in Apco Oil and Gas International. Go to http://www.wpxenergy.com/investors/subscribe-to-email/ to join our e-mail list.

# # #

This document includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company. Statements regarding future drilling and production are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, the volatility of oil, natural gas and NGL prices; uncertainties inherent in estimating oil, natural gas and NGL reserves; drilling risks; environmental risks; and political or regulatory changes. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this document are made as of the date of this document, even if subsequently made available by WPX Energy on its website or otherwise. WPX Energy does not undertake and expressly disclaims any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Investors are urged to consider carefully the disclosure in our filings with the Securities and Exchange Commission, available from us at WPX Energy, Attn: Investor Relations, P.O. Box 21810, Tulsa, Okla., 74102, or from the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPX ENERGY, INC.

By:	/s/ Stephen E. Brilz
Stephen E. Brilz Vice President and Secretary

DATED: January 8, 2013